UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 29, 2013

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                         000-29649                    91-1922863
--------------------          -------------------------      ------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                            Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
              -----------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


                                       N/A
                -----------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     The annual meeting of Flexible Solutions' shareholders was held on August 29, 2012. At the meeting the following persons were elected as directors for the upcoming year:

                Name                  Votes For       Votes Withheld

            Daniel O'Brien            6,792,395                nil
            Dr. Robert O'Brien        6,792,395                nil
            John H. Bientes           6,792,395                nil
            Dale Friend               6,792,395                nil
            Robert Helina             6,792,395                nil
            Thomas Fyles              6,792,395                nil


     At the meeting the following proposals were ratified by the shareholders.

     (1) to approve an option granted to John Bientjes which would allow Mr. Bientjes to purchase 5,000 shares of the Company's common stock at a price of $1.21 per share at any time after December 31, 2012 and on or before December 31, 2017;

     (2) to approve an option granted to Dale Friend which would allow Ms. Friend to purchase 5,000 shares of the Company's common stock at a price of $1.21 per share at any time after December 31, 2013 and on or before December 31, 2017;

     (3) to approve an option granted to Robert Helina which would allow Mr. Helina to purchase 5,000 shares of the Company's common stock at a price of $1.21 per share at any time after December 31, 2013 and on or before December 31, 2017;

     (4) to approve an option granted to Tomas Fyles which would allow Dr. Fyles to purchase 5,000 shares of the Company's common stock at a price of $1.21 per share at any time after December 31, 2013 and on or before December 31, 2017; for:

     (5) to approve on an advisory basis, the compensation of the Company's executive officers.

     (6) to approve the appointment of Meyers, Norris, Penny, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012;

     The following is a tabulation of votes cast with respect to these proposals:

                                 Votes                       Broker
                  ----------------------------------
    Proposal      For        Against    Abstain             Non-Votes

      1.       6,702,598     91,262        800                    --

      2.       6,323,900     91,262        800                    --

      3.       6,323,900     91,262        800                    --

      4.       6,722,715     71,145        800                    --

      5.       6,680,593     92,267     21,800                    --

      6.       9,734,313     37,337      6,396                    --

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 30, 2013

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By:  /s/ Daniel B. O'Brien
                                     -----------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer